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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report:  October 19, 1998


                         Commission File Number 1-14323

                        ENTERPRISE PRODUCTS PARTNERS L.P
             (Exact name of registrant as specified in its charter)

          DELAWARE                                        76-0568219
(State or other jurisdiction of               (I.R.S. Employer Identification
 incorporation or organization)                            Number)


      2727 North Loop West
        Houston, Texas                                   77008
(Address of principal executive                        (Zip Code)
        offices)


                                 (713) 880-6500
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

      On October 19, 1998, the Company announced that its affiliate, Enterprise Products Company intended to purchase up to 500,000 of the Company's common units in open market or privately negotiated transactions. A copy of the Company's press release announcing such intention is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          99.1 Press Release dated October 19, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENTERPRISE PRODUCTS PARTNERS L.P

                              By:  Enterprise Products GP, LLC, its general
                                     partner



Date:  October 19, 1998             By:  /s/ GARY L. MILLER
                                         ----------------------------------
                                         Gary L. Miller
                                         Executive Vice President,
                                          Chief Financial Officer and Treasurer
                                          of Enterprise Products GP, LLC
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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
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99.1                Press Release dated October 19, 1998.